2Q2018
Supplemental Information
FURNISHED AS OF AUGUST 2, 2018 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “range of expectations,” "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur;

the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2017 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
5	Salient Facts
6	Corporate Information
7	Balance Sheet Information
8	Statements of Income Information
9	FFO, Normalized FFO & FAD
10	Capital Funding & Commitments
11	Debt Metrics
12	Investment Activity
13	Portfolio
14	Associated Health Systems
15	Top Tenants
16	MOB Proximity to Hospital
17	Lease Maturity, Lease & Building Size
18	Historical Occupancy
19	Occupancy Reconciliation
20	Same Store Leasing Statistics
21	Same Store Performance
22	Reconciliation of NOI
23	Reconciliation of EBITDA
24	Components of Net Asset Value
25	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

For the trailing twelve months ended June 30 2018, same store revenue grew 2.8%, operating expenses increased 2.1%, and same store cash NOI grew 3.2%:

•	Same store revenue per average occupied square foot increased 2.6%.

•	Average same store occupancy increased 30 basis points to 89.6% from 89.3%.

Four predictive growth measures in the same store multi-tenant portfolio:

•	In-place contractual rent increases averaged 2.84%, up from 2.74% a year ago.

•	Weighted average cash leasing spreads were 6.4% on 229,000 square feet renewed:

◦	1% (<0% spread)

◦	7% (0-3%)

◦	57% (3-4%)

◦	35% (>4%)

•	Tenant retention was 84.4%.

•	The average yield on renewed leases increased 70 basis points.

Leasing activity in the second quarter totaled 480,000 square feet related to 122 leases:

•	346,000 square feet of renewals

•	134,000 square feet of new and expansion leases

Acquisitions totaled $70.4 million in the second quarter and comprised 371,000 square feet, including:

•
A medical office building adjacent to the Overlake Hospital Medical Center campus in Seattle for $7.8 million. The 13,000 square foot building is 100% leased and adjacent to a 191,000 square foot medical office development completed by the Company in 2011 and a 26,000 square foot medical office building purchased in 2017.

•
Two buildings adjacent to Catholic Health Initiatives' St. Anthony Hospital campus in Denver for $25.0 million. The 78% leased properties total 188,000 square feet on 13.0 acres of fee simple land. The buildings are adjacent to three on-campus medical office buildings totaling 287,000 square feet developed by the Company in 2011 and 2017, and a 48,000 square foot medical office building the Company purchased in 2015.

•	A medical office building adjacent to Integris Health's Baptist Medical Center campus in Oklahoma City for $11.4 million. The 83,000 square foot building is 96% leased.

•
A medical office building on MultiCare Health System's Allenmore Hospital campus in Seattle for $26.2 million. The 91% leased, 87,000 square foot building is attached to both the hospital and a 68,000 square foot medical office building acquired by the Company in 2008.

Dispositions totaled $55.7 million in the second quarter, including seven properties in Roanoke, Virginia for $46.2 million pursuant to the exercise of a fixed-price purchase option and five skilled nursing facilities in rural Michigan for $9.5 million.

A dividend of $0.30 per common share was declared, which is equal to 75.0% of normalized FFO per share.

Dividends paid as a percentage of funds available for distribution were 98.4% year-to-date.

OTHER ITEMS OF NOTE

During the second quarter, the Company disposed of 12 properties for$55.7 million at an average cap rate of 15.4% and reinvested the proceeds into five properties at an average cap rate of 5.9%. The partial period net FFO decrease recognized in the second quarter from these transactions was $0.8 million. The third quarter is expected to be impacted by an additional $0.5 million. Total dilution from these transactions is expected to be $1.3 million per quarter.

The Company traditionally experiences an increase in property operating expenses during the third quarter related to seasonal utilities. Over the past three years, third quarter same store cash NOI growth has been sequentially flat as revenue growth has been offset by increases in utility expenses averaging $1.5 million due to seasonally high temperatures.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 4

Salient Facts
AS OF JUNE 30, 2018

Properties

$3.9B invested in 201 properties
14.9M SF owned in 27 states
11.2M SF managed by Healthcare Realty
92.9% medical office and outpatient
87.2% on/adjacent to hospital campuses
3.2% same store cash NOI growth (TTM)

Capitalization

$5.0B enterprise value as of 7/27/2018
$3.7B market capitalization as of 7/27/2018
125.2M shares outstanding
$0.30 quarterly dividend per share
BBB/Baa2 credit rating
27.0% debt to enterprise value at 6/30/2018
5.1x net debt to adjusted EBITDA

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 5

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of June 30, 2018, the Company owned 201 real estate properties in 27 states totaling 14.9 million square feet and was valued at approximately $5.0 billion. The Company provided leasing and property management services to 11.2 million square feet nationwide.

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

EXECUTIVE OFFICERS

David R. Emery
Executive Chairman of the Board

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

ANALYST COVERAGE

BMO Capital Markets
BTIG, LLC
Cantor Fitzgerald, L.P.
CapitalOne Securities, Inc.
Green Street Advisors, Inc.
J.J.B. Hilliard W.L. Lyons, LLC
J.P. Morgan Securities LLC
Jefferies LLC
JMP Securities LLC
KeyBanc Capital Markets Inc.
Mizuho Securities USA Inc
Morgan Stanley
Stifel, Nicolaus & Company, Inc.
SunTrust Robinson Humphrey, Inc.
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

David R. Emery
Executive Chairman of the Board
Healthcare Realty Trust Incorporated

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Peter F. Lyle
Vice President
Medical Management Associates, Inc.

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

Edwin B. Morris III
Retired Managing Director
Morris & Morse Company, Inc.

J. Knox Singleton
Retired Chief Executive Officer
Inova Health System

Bruce D. Sullivan
Retired Audit Partner
Ernst & Young LLP

Christann M. Vasquez
President
Dell Seton Medical Center at University of Texas
Seton Medical Center Austin
Seton Shoal Creek Hospital

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 6

Balance Sheet Information
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Real estate properties
Land	$214,755	$201,090	$201,283	$196,217	$193,072
Buildings, improvements and lease intangibles	3,668,938	3,600,826	3,601,460	3,400,224	3,388,734
Personal property	10,355	10,205	10,314	10,300	10,155
Construction in progress	23,102	14,990	5,458	1,138	—
Land held for development	24,633	20,123	20,123	20,123	20,123
Total real estate properties	3,941,783	3,847,234	3,838,638	3,628,002	3,612,084
Less accumulated depreciation and amortization	(959,732)	(924,304)	(897,430)	(888,875)	(864,573)
Total real estate properties, net	2,982,051	2,922,930	2,941,208	2,739,127	2,747,511
Cash and cash equivalents	7,414	3,796	6,215	196,981	2,033
Restricted cash	—	—	—	—	9,151
Assets held for sale, net	8,788	36,118	33,147	8,772	8,767
Other assets	216,437	220,576	213,015	200,824	191,036
Total assets	$3,214,690	$3,183,420	$3,193,585	$3,145,704	$2,958,498

LIABILITIES AND STOCKHOLDERS' EQUITY
	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Liabilities
Notes and bonds payable	$1,335,732	$1,306,951	$1,283,880	$1,166,060	$1,203,146
Accounts payable and accrued liabilities	66,490	62,318	70,995	69,918	62,121
Liabilities of properties held for sale	340	201	93	59	398
Other liabilities	44,072	49,402	48,734	45,405	46,556
Total liabilities	1,446,634	1,418,872	1,403,702	1,281,442	1,312,221
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,252	1,252	1,251	1,249	1,165
Additional paid-in capital	3,178,514	3,175,809	3,173,429	3,173,167	2,923,519
Accumulated other comprehensive income (loss)	5	(639)	(1,299)	(1,274)	(1,316)
Cumulative net income attributable to common stockholders	1,065,256	1,027,528	1,018,348	1,055,499	1,052,326
Cumulative dividends	(2,476,971)	(2,439,402)	(2,401,846)	(2,364,379)	(2,329,417)
Total stockholders' equity	1,768,056	1,764,548	1,789,883	1,864,262	1,646,277
Total liabilities and stockholders' equity	$3,214,690	$3,183,420	$3,193,585	$3,145,704	$2,958,498

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 7

Statements of Income Information
DOLLARS IN THOUSANDS

	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017	4Q 2016	3Q 2016
Revenues
Rental income	$109,566	$110,229	$105,806	$105,078	$103,384	$102,709	$103,066	$101,250
Other operating	2,068	1,895	1,943	1,947	1,934	1,935	2,316	2,492
	111,634	112,124	107,749	107,025	105,318	104,644	105,382	103,742
Expenses
Property operating	41,737	41,818	40,590	40,627	38,184	37,852	37,307	37,528
General and administrative	8,373	9,101	8,272	8,022	8,005	8,694	7,622	7,859
Acquisition and pursuit costs [1]	120	277	302	507	785	586	1,085	865
Depreciation and amortization	40,130	39,573	37,324	35,873	34,823	34,452	34,022	31,984
Bad debts, net of recoveries	104	—	(17)	4	105	66	(13)	(47)
	90,464	90,769	86,471	85,033	81,902	81,650	80,023	78,189
Other income (expense)
Gain on sales of real estate properties	29,590	—	—	(7)	16,124	23,408	41,037	—
Interest expense	(13,069)	(12,668)	(13,707)	(14,107)	(14,315)	(14,272)	(13,839)	(13,759)
Loss on extinguishment of debt	—	—	(44,985)	—	—	—	—	—
Impairment of real estate assets	—	—	2	(5,059)	(5)	(323)	(121)	—
Interest and other income, net	38	493	261	354	4	38	1	40
	16,559	(12,175)	(58,429)	(18,819)	1,808	8,851	27,078	(13,719)
Net income (loss)	$37,729	$9,180	($37,151)	$3,173	$25,224	$31,845	$52,437	$11,834

1	Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 8

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017	4Q 2016	3Q 2016
Net income (loss)	$37,729	$9,180	($37,151)	$3,173	$25,224	$31,845	$52,437	$11,834
Gain on sales of real estate assets	(29,590)	—	—	7	(16,124)	(23,408)	(41,037)	—
Impairments of real estate assets	—	—	(2)	5,059	5	323	121	—
Real estate depreciation and amortization	40,747	40,003	37,869	36,478	35,421	35,555	34,699	32,557
FFO	$48,886	$49,183	$716	$44,717	$44,526	$44,315	$46,220	$44,391
Acquisition and pursuit costs [3]	120	277	302	507	785	586	915	649
Write-off of deferred financing costs upon amendment of credit facilities	—	—	21	—	—	—	—	81
Forfeited earnest money received	—	(466)	—	—	—	—	—	—
Interest incurred related to the timing of issuance/redemption of senior notes	—	—	767	—	—	—	—	—
Loss on extinguishment of debt	—	—	44,985	—	—	—	—	—
Normalized FFO	$49,006	$48,994	$46,791	$45,224	$45,311	$44,901	$47,135	$45,121
Non-real estate depreciation and amortization	1,481	1,466	1,439	1,388	1,369	1,355	1,339	1,386
Provision for bad debt, net	104	—	(17)	4	105	66	(13)	(47)
Straight-line rent receivable, net	(683)	(1,330)	(201)	(1,156)	(1,623)	(1,595)	(1,595)	(1,684)
Stock-based compensation	2,593	2,822	2,531	2,429	2,453	2,614	1,949	1,851
Non-cash items	3,495	2,958	3,752	2,665	2,304	2,440	1,680	1,506
2nd generation TI	(7,755)	(5,867)	(6,929)	(4,481)	(3,680)	(5,277)	(7,918)	(6,013)
Leasing commissions paid	(1,947)	(1,851)	(2,705)	(1,826)	(984)	(1,584)	(1,030)	(1,514)
Capital additions	(7,117)	(4,184)	(6,400)	(4,203)	(5,667)	(2,520)	(4,283)	(5,088)
FAD	$35,682	$40,050	$34,509	$37,379	$37,284	$37,960	$35,584	$34,012
Dividends paid	$37,569	$37,556	$37,467	$34,964	$34,961	$34,937	$34,761	$34,759
FFO per common share - diluted	$0.39	$0.40	$0.01	$0.37	$0.38	$0.38	$0.40	$0.39
Normalized FFO per common share - diluted	$0.40	$0.40	$0.38	$0.38	$0.39	$0.39	$0.41	$0.39
FFO weighted average common shares outstanding - diluted [4]	123,983	123,984	124,125	120,081	115,674	115,507	115,408	115,052

1
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization (including amortization of leasing commissions), and after adjustments for unconsolidated partnerships and joint ventures.”

2
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

3	Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.

4
Diluted weighted average common shares outstanding for the three months ended June 30, 2018 includes the dilutive effect of nonvested share-based awards outstanding of 662,270. The diluted FFO weighted average common shares outstanding decreased in the second quarter as compared to the first quarter because of the impact of the treasury method of accounting applied to the Company's nonvested share-based awards. The Company did not repurchase any outstanding stock in the quarter.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 9

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Acquisitions	$70,350	$—	$246,568	$16,300	$50,786
Re/development	10,998	12,658	4,010	7,196	8,940
1st gen. TI & acq. cap. ex. [1]	4,668	1,194	1,271	1,586	1,380

MAINTENANCE CAPITAL EXPENDITURES
	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
$ Spent
2nd generation TI	$7,755	$5,867	$6,929	$4,481	$3,680
Leasing commissions paid	1,947	1,851	2,705	1,826	984
Capital expenditures	7,117	4,184	6,400	4,203	5,667
	$16,819	$11,902	$16,034	$10,510	$10,331
% of NOI
2nd generation TI	11.2%	8.5%	10.4%	6.9%	5.6%
Leasing commissions paid	2.8%	2.7%	4.0%	2.8%	1.5%
Capital expenditures	10.3%	6.1%	9.6%	6.5%	8.7%
	24.3%	17.3%	24.0%	16.2%	15.8%

LEASING COMMITMENTS
	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Renewals
Square feet	346,539	309,665	394,721	420,603	279,738
2nd generation TI/square foot/lease year	$2.48	$1.86	$1.67	$1.38	$2.30
Leasing commissions/square foot/lease year	$0.57	$0.56	$0.59	$0.28	$0.39
WALT (in months) [2]	75.6	51.8	46.0	35.8	37.3

New leases
Square feet	95,542	140,884	111,788	109,038	134,590
2nd generation TI/square foot/lease year	$4.04	$5.42	$4.74	$3.92	$2.10
Leasing commissions/square foot/lease year	$0.84	$1.06	$0.92	$0.46	$0.47
WALT (in months) [2]	63.8	93.8	90.7	68.4	103.8

All
Square feet	442,081	450,549	506,509	529,641	414,328
2nd generation TI/square foot/lease year	$2.77	$3.47	$2.77	$2.22	$2.18
Leasing commissions/square foot/lease year	$0.62	$0.79	$0.71	$0.34	$0.44
Leasing commitments as a % of annual net rent	15.8%	20.7%	16.0%	12.3%	12.8%
WALT (in months) [2]	73.0	64.9	55.9	42.6	58.9

1	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

2	WALT = weighted average lease term.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 10

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF JUNE 30, 2018
	INTEREST EXPENSE	PRINCIPAL BALANCE	BALANCE [1]	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due 2023	$2,395	$250,000	$247,909	58	3.75%	3.95%
Senior notes due 2025 [2]	2,469	250,000	248,160	82	3.88%	4.08%
Senior notes due 2028	2,771	300,000	294,977	114	3.63%	3.84%
Total senior notes outstanding	$7,635	$800,000	$791,046	86	3.74%	3.95%
$700 million unsecured credit facility due 2020	1,642	235,000	235,000	25	LIBOR + 1.00%	3.09%
Unsecured term loan facility due 2022 [3]	1,230	150,000	149,081	54	LIBOR + 1.10%	3.33%
Mortgage notes payable, net	1,886	160,409	160,605	62	5.06%	4.83%
Total outstanding notes and bonds payable	$12,393	$1,345,409	$1,335,732	69	3.74%	3.84%
Interest cost capitalization	(285)
Unsecured credit facility fee and deferred financing costs	961
Total quarterly consolidated interest expense	$13,069

SELECTED FINANCIAL DEBT COVENANTS [4]
	CALCULATION	REQUIREMENT	TTM ENDED 6/30
Revolving credit facility and term loan
Leverage ratio	Total debt/total capital	Not greater than 60%	33.1%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	3.9%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	33.6%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.1x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	4.7x
Construction and development	CIP/total assets	Not greater than 15%	0.7%
Asset investments	Mortgages & unimproved land/total assets	Not greater than 20%	1.0%

Senior notes [5]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	32.9%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	3.9%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	309.4%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	4.7x

Other
Net debt to adjusted EBITDA [6]	Net debt (debt less cash)/adjusted EBITDA	Not required	5.1x
Debt to enterprise value [7]	Debt/enterprise value	Not required	27.0%

1	Balances are reflected net of discounts and deferred financing costs and include premiums.

2
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

3
The effective interest rate includes the impact of interest rate swaps on $25.0 million and $50.0 million of the outstanding balance at a rate of 2.18% and 2.46%, respectively (plus the applicable margin rate, currently 110 basis points).

4	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

5	The senior note covenants calculations apply to the senior notes due 2025 and 2028. The senior notes due 2023 have similar covenants but contain a less restrictive definition of total assets.

6	Adjusted EBITDA is based on the current quarter results, annualized. See page 23 for a reconciliation of adjusted EBITDA.

7	Based on the closing price of $29.08 on June 30, 2018 and 125,233,695 shares outstanding.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 11

Investment Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
LOCATION	TYPE [1]	MILES TO CAMPUS	HEALTH SYSTEM AFFILIATION	CLOSING	PURCHASE PRICE	SQUARE FEET	LEASED %	CAP RATE [2]
Seattle, WA	MOB	0.04	Overlake Health	5/4/2018	$7,750	13,314	100%	5.0%
Denver, CO	MOB	0.06	CHI	5/18/2018	12,068	93,992	70%	5.5%
Denver, CO	OFC	0.06	CHI	5/18/2018	12,932	93,869	87%	7.3%
Oklahoma City, OK	MOB	0.10	Integris Health	5/21/2018	11,400	82,647	96%	5.9%
Seattle, WA	MOB	0.00	MultiCare Health	6/29/2018	26,200	86,942	91%	5.7%
2018 acquisition activity					$70,350	370,764	86%	5.9%

DISPOSITION ACTIVITY
LOCATION	TYPE [1]	MILES TO CAMPUS	HEALTH SYSTEM AFFILIATION	CLOSING	SALES PRICE	SQUARE FEET	LEASED %	CAP RATE [3]
Virginia [4]	MOB, OFC	Various	HCA	4/26/2018	$46,236	460,881	75%	13.3%
Michigan [5]	SNF	NA	NA	6/27/2018	9,516	121,672	100%	25.5%
2018 disposition activity					$55,752	582,553	80%	15.4%

RE/DEVELOPMENT ACTIVITY
LOCATION	TYPE [1]	CAMPUS LOCATION	SQUARE FEET	BUDGET	2Q 2018 FUNDING	TOTAL THRU 6/30/2018	REMAINING FUNDINGS	AGGREGATE LEASED %	COMPLETION DATE
Same store redevelopment
Charlotte, NC [6]	MOB	ON	204,000	$12,000	$2,930	$7,936	$4,064	87%	Q1 2019
Development
Seattle, WA	MOB	ON	151,000	64,120	5,182	15,467	48,653	60%	Q2 2019
2018 re/development activity			355,000	$76,120	$8,112	$23,403	$52,717	76%

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS [7]	MORTGAGE FUNDING	CONSTRUCTION MORTGAGE FUNDING	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS
2013	$216,956	$—	$58,731	$—	$275,687	$101,910
2014	85,077	1,900	1,244	4,384	92,605	34,840
2015	187,216	—	—	27,859	215,075	157,975
2016	241,939	—	—	45,343	287,282	94,683
2017	327,167	—	—	32,305	359,472	122,700
YTD 2018	70,350	—	—	23,656	94,006	55,752
Average (2013-2017)	211,671	380	11,995	21,978	246,024	102,422
% of Average	86.0%	0.2%	4.9%	8.9%	100.0%

1	MOB = Medical office building; OFC = Office; SNF = Skilled nursing facility.

2	For acquisitions, cap rate represents the forecasted first year cash NOI / purchase price plus acquisition costs and expected capital additions.

3	For dispositions, cap rate represents the next twelve month forecasted cash NOI / sales price.

4	Includes five single-tenant net lease medical office buildings and two multi-tenant buildings.

5	Includes five single-tenant net lease skilled nursing facilities. Sales price includes $0.5 million of forfeited earnest money from a prior terminated transaction.

6	Redevelopment project is a 38,000 square foot expansion to an existing medical office building.

7	Net of mortgage notes receivable payoffs upon acquisition.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 12

Portfolio
DOLLARS IN THOUSANDS

MARKETS (BY SQUARE FEET)
				MOB 92.9%		NON-MOB 7.1%
MARKET	MSA RANK	INVESTMENT [1]	COUNT	MULTI-TENANT	SINGLE-TENANT	INPATIENT REHAB [2]	INPATIENT SURGICAL	OFFICE	TOTAL	% OF TOTAL
Dallas, TX	4	$479,046	25	2,004,574			156,245	145,365	2,306,184	15.5%
Seattle, WA	15	467,037	19	1,049,651	67,510				1,117,161	7.5%
Charlotte, NC	22	168,998	16	820,457					820,457	5.5%
Nashville, TN	36	160,887	5	766,523					766,523	5.2%
Denver, CO	19	153,943	9	540,284		34,068		93,869	668,221	4.5%
Los Angeles, CA	2	183,506	12	594,163		63,000			657,163	4.4%
Houston, TX	5	132,014	8	533,857				57,170	591,027	4.0%
Richmond, VA	45	147,168	7	548,801					548,801	3.7%
Des Moines, IA	89	134,621	7	197,994	181,961			152,655	532,610	3.6%
Memphis, TN	42	95,116	7	515,876					515,876	3.5%
Atlanta, GA	9	188,807	8	476,054	19,732				495,786	3.3%
San Antonio, TX	24	95,436	7	483,811					483,811	3.3%
Indianapolis, IN	34	75,099	3	382,695					382,695	2.6%
Austin, TX	31	105,087	5	375,333					375,333	2.5%
Oklahoma City, OK	41	120,592	3	151,507	200,000				351,507	2.3%
Washington, DC	6	100,814	4	348,998					348,998	2.3%
Chicago, IL	3	86,188	3	337,917					337,917	2.3%
Honolulu, HI	54	141,948	3	298,427					298,427	2.0%
San Francisco, CA	11	117,474	3	286,270					286,270	1.9%
Miami, FL	8	56,809	4	241,980					241,980	1.6%
Colorado Springs, CO	79	52,340	3	241,224					241,224	1.6%
Other (22 markets)		625,497	40	1,840,048	322,482	165,123	186,000		2,513,653	16.9%
Total		$3,888,427	201	13,036,444	791,685	262,191	342,245	449,059	14,881,624	100.0%
Number of properties				180	11	4	2	4	201
% of square feet				87.6%	5.3%	1.8%	2.3%	3.0%	100.0%
Investment [1]				$3,287,871	$239,384	$53,605	$208,725	$98,842	$3,888,427
Quarterly cash NOI				$55,911	$4,831	$1,665	$4,698	$1,348	$68,453
% of cash NOI				81.6%	7.1%	2.4%	6.9%	2.0%	100.0%

BY BUILDING TYPE
	MOB TOTAL	MULTI-TENANT	SINGLE-TENANT	TOTAL
Number of properties	191	184	17	201
Square feet	13,828,129	13,485,503	1,396,121	14,881,624
% of square feet	92.9%	90.6%	9.4%	100.0%
Investment [1]	$3,527,255	$3,386,713	$501,714	$3,888,427
Quarterly cash NOI	$60,742	$57,259	$11,194	$68,453
% of cash NOI	88.7%	83.6%	16.4%	100.0%

1	Excludes gross assets held for sale, land held for development, construction in progress and corporate property.

2	Includes inpatient rehab facilities, a behavioral health facility and a skilled nursing facility.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 13

Associated Health Systems [1]

MOB PORTFOLIO (BY SQUARE FEET)
			ASSOCIATED 94.9% [2]
HEALTH SYSTEM	SYSTEM RANK [3]	CREDIT RATING	ON	ADJACENT [4]	ANCHORED [5]	OFF CAMPUS	TOTAL MOB	% OF TOTAL MOB
Baylor Scott & White Health	19	AA-/Aa3	1,834,256	142,759	163,188	—	2,140,203	15.5%
Ascension Health	3	AA+/Aa2	1,065,798	156,328	—	—	1,222,126	8.8%
Catholic Health Initiatives	8	BBB+/Baa1	807,182	274,117	95,486	—	1,176,785	8.5%
Atrium Health	33	AA-/Aa3	353,537	98,066	313,513	—	765,116	5.5%
Tenet Healthcare Corporation	6	B/B2	621,077	67,790	30,096	—	718,963	5.2%
Bon Secours Health System	79	A/A2	548,801	—	—	—	548,801	4.0%
WellStar Health System	83	A/A2	476,054	—	—	—	476,054	3.4%
Baptist Memorial Health Care	92	BBB+/--	424,306	—	39,345	—	463,651	3.4%
HCA	2	BB+/Ba2	177,340	177,155	78,305	—	432,800	3.1%
Indiana University Health	26	AA/Aa2	280,129	102,566	—	—	382,695	2.8%
University of Colorado Health	66	AA-/Aa3	150,291	161,099	33,850	—	345,240	2.5%
Trinity Health	5	AA-/Aa3	267,952	73,331	—	—	341,283	2.5%
Providence St. Joseph Health	4	AA-/Aa3	176,854	129,181	—	—	306,035	2.2%
UW Medicine (Seattle)	49	AA+/Aaa	194,536	102,540	—	—	297,076	2.1%
Medstar Health	37	A/A2	241,739	—	—	—	241,739	1.7%
Advocate Health Care	25	AA+/Aa2	142,955	95,436	—	—	238,391	1.7%
Overlake Health System	299	A/A2	191,051	39,659	—	—	230,710	1.7%
Memorial Hermann	44	A+/A1	—	206,090	—	—	206,090	1.5%
Community Health	9	CCC+/Caa2	201,574	—	—	—	201,574	1.5%
Mercy (St. Louis)	35	AA-/Aa3	—	—	200,000	—	200,000	1.4%
MultiCare Health System	105	AA-/Aa3	154,452	33,169	—	—	187,621	1.4%
Other (20 credit rated systems)			1,034,511	619,977	110,339	—	1,764,827	12.8%
Subtotal - credit rated [6]			9,344,395	2,479,263	1,064,122	—	12,887,780	93.2%
Non-credit rated			238,710	—	—	701,639	940,349	6.8%
Total			9,583,105	2,479,263	1,064,122	701,639	13,828,129	100.0%
% of total			69.3%	17.9%	7.7%	5.1%

1	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

2	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

3	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

4	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

5	Includes buildings where health systems lease 40% or more of the property.

6	Based on square footage, 83.4% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 14

Top Tenants [1]

					LEASED SQUARE FEET
HEALTH SYSTEM	SYSTEM RANK [2]	CREDIT RATING	# OF PROPERTIES	# OF LEASES	MOB	INPATIENT	TOTAL	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	19	AA-/Aa3	20	165	1,017,353	156,245	1,173,598	9.0%	9.6%
Atrium Health	33	AA-/Aa3	16	80	611,304	—	611,304	4.7%	4.2%
Mercy (St. Louis)	35	AA-/Aa3	2	2	200,000	186,000	386,000	2.9%	4.2%
Catholic Health Initiatives	8	BBB+/Baa1	16	67	530,091	—	530,091	4.1%	3.7%
Ascension Health	3	AA+/Aa2	11	66	382,719	—	382,719	2.9%	2.5%
Bon Secours Health System	79	A/A2	7	63	274,927	—	274,927	2.1%	2.1%
Indiana University Health	26	AA/Aa2	3	39	261,159	—	261,159	2.0%	2.0%
Tenet Healthcare Corporation	6	B/B2	14	37	152,865	63,000	215,865	1.6%	1.7%
UW Medicine (Seattle)	49	AA+/Aaa	5	23	177,995	—	177,995	1.4%	1.7%
University of Colorado Health	66	AA-/Aa3	5	13	160,156	—	160,156	1.2%	1.4%
WellStar Health System	83	A/A2	7	42	268,984	—	268,984	2.1%	1.2%
								34.0%	34.3%

1	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

2	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 15

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017
On campus	69.3%	69.1%	69.1%	68.4%	67.9%	67.4%
Adjacent to campus [3]	17.9%	17.6%	17.6%	17.5%	17.4%	17.7%
Total on/adjacent	87.2%	86.7%	86.7%	85.9%	85.3%	85.1%
Off campus - anchored by health system [4]	7.7%	7.7%	7.7%	8.4%	8.4%	8.5%
Off campus	5.1%	5.6%	5.6%	5.7%	6.3%	6.4%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	CAMPUS PROXIMITY	SQUARE FEET	% OF TOTAL
	0.00	123	9,583,105	69.3%	69.3%	On campus	7,536,206	89.7%
0.00	250 yards	22	1,345,175	9.7%	79.0%	Adjacent [3]	80,525	1.0%
250 yards	0.25 miles	20	1,134,088	8.2%	87.2%		120,036	1.4%
0.25 miles	0.50	1	124,925	0.9%	88.1%	Off campus	124,925	1.5%
0.50	1.00	2	280,873	2.1%	90.2%		—	—%
1.00	2.00	6	590,339	4.3%	94.5%		319,446	3.8%
2.00	5.00	8	338,246	2.4%	96.9%		13,818	0.2%
5.00	10.00	5	275,189	2.0%	98.9%		205,631	2.4%
10.00		4	156,189	1.1%	100.0%		—	—%
Total		191	13,828,129	100.0%			8,400,587	100.0%

1	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

2
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

3	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

4	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 16

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2018	371	1,269,348	10.9%	—	—	—%	371	1,269,348	9.7%	10.0%
2019	597	2,253,434	19.3%	2	153,123	11.0%	599	2,406,557	18.4%	18.1%
2020	466	1,733,894	14.8%	1	83,318	6.0%	467	1,817,212	13.9%	13.8%
2021	368	1,290,662	11.0%	—	—	—%	368	1,290,662	9.8%	9.6%
2022	311	1,352,072	11.6%	1	58,285	4.2%	312	1,410,357	10.8%	10.6%
2023	235	1,077,436	9.2%	—	—	—%	235	1,077,436	8.2%	8.0%
2024	153	856,424	7.4%	—	—	—%	153	856,424	6.5%	6.1%
2025	83	609,943	5.2%	2	91,561	6.5%	85	701,504	5.4%	5.2%
2026	68	235,766	2.0%	—	—	—%	68	235,766	1.8%	1.8%
2027	60	292,940	2.5%	2	342,245	24.5%	62	635,185	4.9%	7.4%
Thereafter	117	718,750	6.1%	9	667,589	47.8%	126	1,386,339	10.6%	9.4%
Total leased	2,829	11,690,669	86.7%	17	1,396,121	100.0%	2,846	13,086,790	87.9%	100.0%
Total building		13,485,503	100.0%		1,396,121	100.0%		14,881,624	100.0%
WALTR (months) [3]		42.6			103.2			49.1
WALT (months) [3]		89.9			163.2			97.8

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,501	—	>100,000	41.3%	6,158,609	146,634	42
2,501 - 5,000	700	—	<100,000 and >75,000	26.8%	3,982,683	86,580	46
5,001 - 7,500	221	—	<75,000 and >50,000	17.1%	2,540,775	63,519	40
7,501 - 10,000	139	—	<50,000	14.8%	2,199,557	30,131	73
10,001 +	268	17	Total	100.0%	14,881,624	74,038	201
Total Leases	2,829	17

1	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

2
Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and sponsor support payments under financial support arrangements and straight-line rent.

3	WALTR = weighted average lease term remaining; WALT = weighted average lease term.

4	The average lease size in the multi-tenant properties is 4,132 square feet.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 17

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Multi-tenant
Investment	$2,738,045	$2,708,228	$2,665,547	$2,547,282	$2,492,031
Number of properties	144	143	142	138	137
Total building square feet	11,221,175	11,236,857	11,203,468	10,937,805	10,764,672
Period end % occupied	88.3%	87.9%	88.0%	88.0%	88.0%
Single-tenant
Investment	$481,727	$473,636	$486,602	$524,444	$524,444
Number of properties	15	14	19	24	24
Total building square feet	1,341,781	1,306,362	1,428,034	1,762,488	1,762,488
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Investment	$3,219,772	$3,181,864	$3,152,149	$3,071,726	$3,016,475
Number of properties	159	157	161	162	161
Total building square feet	12,562,956	12,543,219	12,631,502	12,700,293	12,527,160
Period end % occupied	89.6%	89.2%	89.4%	89.7%	89.7%

PROPERTIES NOT IN SAME STORE
	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Acquisitions [2]
Investment	$557,434	$526,129	$563,499	$428,579	$445,164
Number of properties	27	24	25	18	19
Total building square feet	1,644,315	1,383,200	1,452,912	1,056,118	1,113,659
Period end % occupied	92.7%	92.7%	93.0%	92.3%	94.0%
Development completions
Investment	$28,970	$31,929	$31,627	$30,537	$26,967
Number of properties	1	2	2	2	2
Total building square feet	99,957	112,837	112,837	112,837	112,837
Period end % occupied	29.9%	34.9%	34.9%	22.7%	11.4%
% leased	41.8%	48.4%	45.4%	45.4%	42.4%
Reposition [3]
Investment	$82,251	$66,538	$60,179	$70,310	$97,766
Number of properties	14	13	13	15	15
Total building square feet	574,396	471,604	435,281	561,708	714,500
Period end % occupied	48.5%	47.6%	47.7%	39.7%	53.5%

TOTAL PROPERTIES
	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Investment	$3,888,427	$3,806,460	$3,807,454	$3,601,152	$3,586,372
Number of properties	201	196	201	197	197
Total building square feet	14,881,624	14,510,860	14,632,532	14,430,956	14,468,156
Period end % occupied	87.9%	87.7%	88.1%	87.4%	87.6%

1	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

2	Acquisition includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.

3
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 18

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO			SAME STORE
	OCCUPIED	TOTAL	%	OCCUPIED	TOTAL	%
Beginning March 31, 2018	12,733,020	14,510,860	87.7%	11,186,862	12,543,219	89.2%
Portfolio activity
Acquisitions	320,485	370,764	86.4%	NA	NA	NA
Re/development completions	—	—	—%	—	—	—%
Dispositions [1]	—	—	—%	—	—	—%
Same store reclassifications
Acquisitions	NA	NA	NA	91,264	109,649	83.2%
Development completions	NA	NA	NA	12,880	12,880	100.0%
Reposition to same store	NA	NA	NA	—	—	—%
Reposition from same store	NA	NA	NA	(62,499)	(102,792)	60.8%
	13,053,505	14,881,624	87.7%	11,228,507	12,562,956	89.4%
Leasing activity
New leases/expansions	133,750	NA	NA	111,574	NA	NA
Move-outs/contractions	(100,465)	NA	NA	(85,848)	NA	NA
Net absorption	33,285	NA	NA	25,726	NA	NA
Ending June 30, 2018	13,086,790	14,881,624	87.9%	11,254,233	12,562,956	89.6%

YEAR-OVER-YEAR
	PORTFOLIO			SAME STORE
	OCCUPIED	TOTAL	%	OCCUPIED	TOTAL	%
Beginning June 30, 2017	12,677,514	14,468,156	87.6%	11,235,981	12,527,160	89.7%
Portfolio activity
Acquisitions	970,193	1,076,001	90.2%	NA	NA	NA
Re/development completions	—	—	—%	—	—	—%
Dispositions [1]	(500,340)	(662,533)	75.5%	(456,126)	(456,126)	100.0%
Same store reclassifications
Acquisitions	NA	NA	NA	495,648	545,345	90.9%
Development completions	NA	NA	NA	12,880	12,880	100.0%
Reposition to same store	NA	NA	NA	154,590	154,590	100.0%
Reposition from same store	NA	NA	NA	(151,777)	(220,893)	68.7%
	13,147,367	14,881,624	88.3%	11,291,196	12,562,956	89.9%
Leasing activity
New leases/expansions	568,681	NA	NA	502,662	NA	NA
Move-outs/contractions	(629,258)	NA	NA	(539,625)	NA	NA
Net absorption	(60,577)	NA	NA	(36,963)	NA	NA
Ending June 30, 2018	13,086,790	14,881,624	87.9%	11,254,233	12,562,956	89.6%

1	Includes properties reclassified as held for sale.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 19

Same Store Leasing Statistics [1]

	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017	4Q 2016	3Q 2016
Average in-place contractual increases
Multi-tenant	2.84%	2.81%	2.80%	2.78%	2.74%	2.72%	2.69%	2.68%
Single-tenant	2.13%	2.12%	2.12%	2.10%	2.04%	1.98%	1.78%	1.84%
	2.73%	2.71%	2.69%	2.65%	2.61%	2.59%	2.50%	2.49%
Multi-tenant renewals
Cash leasing spreads	6.4%	5.2%	3.7%	4.6%	9.5%	4.5%	3.9%	4.3%
Tenant retention rate	84.4%	81.5%	81.9%	80.5%	90.3%	79.2%	88.5%	90.1%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Annual increase
CPI	2.21%	1.36%	2.07%	55.20%	2.09%	9.41%
Fixed	2.96%	93.11%	2.39%	16.49%	2.94%	81.66%
Non-annual increase (annualized)
CPI	1.24%	1.09%	0.50%	2.50%	1.03%	1.30%
Fixed	1.26%	3.00%	2.25%	25.81%	1.86%	6.41%
No increase
Term > 1 year	—%	1.44%	—%	—%	—%	1.22%
Total [2]	2.84%	100.00%	2.13%	100.00%	2.73%	100.00%

TYPE AND OWNERSHIP STRUCTURE (% OF SQUARE FEET)
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	45.9%	81.6%	50.2%
Physician and other	54.1%	18.4%	49.8%

Lease structure
Gross	13.6%	—%	12.0%
Modified gross	29.7%	—%	26.1%
Net	56.7%	—%	49.9%
Absolute net [3]	—%	100.0%	12.0%

Ownership type
Ground lease	61.0%	13.5%	55.9%
Fee simple	39.0%	86.5%	44.1%

1
Excludes recently acquired or disposed properties, mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Excludes leases with terms of one year or less.

3	Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 20

Same Store Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

	TTM 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	TTM 2017	2Q 2017	1Q 2017	4Q 2016	3Q 2016
Multi-tenant
Revenues	$333,340	$84,035	$83,029	$82,709	$83,567	$324,061	$82,449	$81,013	$80,245	$80,354
Expenses	136,623	33,963	34,188	33,510	34,962	133,622	33,357	33,140	32,942	34,183
Cash NOI	$196,717	$50,072	$48,841	$49,199	$48,605	$190,439	$49,092	$47,873	$47,303	$46,171
Revenue per occ SF [2]	$33.61	$33.94	$33.52	$33.38	$33.65	$32.76	$33.18	$32.74	$32.50	$32.62
Margin	59.0%	59.6%	58.8%	59.5%	58.2%	58.8%	59.5%	59.1%	58.9%	57.5%
Average occupancy	88.4%	88.3%	88.3%	88.3%	88.5%	88.2%	88.6%	88.2%	88.0%	87.8%
Period end occupancy	88.3%	88.3%	88.2%	88.4%	88.3%	88.8%	88.8%	88.4%	88.0%	88.0%
Number of properties	144	144	144	144	144	144	144	144	144	144
Single-tenant
Revenues	$44,816	$11,256	$11,257	$11,239	$11,064	$43,652	$10,706	$11,092	$10,790	$11,064
Expenses	1,730	378	439	427	486	1,831	426	492	468	445
Cash NOI	$43,086	$10,878	$10,818	$10,812	$10,578	$41,821	$10,280	$10,600	$10,322	$10,619
Revenue per occ SF [2]	$33.62	$33.70	$33.84	$33.79	$33.26	$32.80	$32.18	$33.35	$32.44	$33.26
Average occupancy	99.3%	99.6%	99.2%	99.2%	99.2%	99.2%	99.2%	99.2%	99.2%	99.2%
Number of properties	15	15	15	15	15	15	15	15	15	15
Total
Revenues	$378,156	$95,291	$94,286	$93,948	$94,631	$367,713	$93,155	$92,105	$91,035	$91,418
Expenses	138,353	34,341	34,627	33,937	35,448	135,453	33,783	33,632	33,410	34,628
Cash NOI	$239,803	$60,950	$59,659	$60,011	$59,183	$232,260	$59,372	$58,473	$57,625	$56,790
Revenue per occ SF [2]	$33.61	$33.91	$33.56	$33.43	$33.61	$32.76	$33.06	$32.81	$32.49	$32.70
Margin	63.4%	64.0%	63.3%	63.9%	62.5%	63.2%	63.7%	63.5%	63.3%	62.1%
Average occupancy	89.6%	89.5%	89.4%	89.5%	89.7%	89.3%	89.7%	89.4%	89.2%	89.0%
Number of properties	159	159	159	159	159	159	159	159	159	159

SAME STORE GROWTH
	YEAR-OVER-YEAR
	TTM 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Multi-tenant
Revenue per occ SF [2]	2.6%	2.3%	2.4%	2.7%	3.2%
Avg occupancy (bps)	+20	-30	+10	+30	+70
Revenues	2.9%	1.9%	2.5%	3.1%	4.0%
Expenses	2.2%	1.8%	3.2%	1.7%	2.3%
Cash NOI	3.3%	2.0%	2.0%	4.0%	5.3%
Single-tenant
Cash NOI	3.0%	5.8%	2.1%	4.7%	(0.4%)
Total
Revenues	2.8%	2.3%	2.4%	3.2%	3.5%
Cash NOI	3.2%	2.7%	2.0%	4.1%	4.2%

1
Excludes recently acquired or disposed properties, mortgage notes receivable, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per OCC SF is annualized.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 21

Reconciliation of NOI
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017	4Q 2016	3Q 2016
Net income (loss)	$37,729	$9,180	($37,151)	$3,173	$25,224	$31,845	$52,437	$11,834
Other income (expense)	(16,559)	12,175	58,429	18,819	(1,808)	(8,851)	(27,078)	13,719
General and administrative expense	8,373	9,101	8,272	8,022	8,005	8,694	7,622	7,859
Depreciation and amortization expense	40,130	39,573	37,324	35,873	34,823	34,452	34,022	31,984
Other expenses [1]	1,939	1,968	2,522	1,921	2,204	1,979	2,431	1,488
Straight-line rent revenue	(1,074)	(1,722)	(1,205)	(1,332)	(1,783)	(1,751)	(1,754)	(1,223)
Other revenue [2]	(1,268)	(1,438)	(1,258)	(1,327)	(1,196)	(785)	(1,218)	(1,420)
Cash NOI	$69,270	$68,837	$66,933	$65,149	$65,469	$65,583	$66,462	$64,241
Acquisitions/development completions	(6,980)	(6,593)	(4,402)	(3,241)	(2,778)	(2,316)	(2,132)	(197)
Reposition	(524)	(612)	(594)	(642)	(672)	(705)	(664)	(622)
Dispositions/other	(816)	(1,973)	(1,926)	(2,083)	(2,647)	(4,089)	(6,041)	(6,632)
Same store cash NOI	$60,950	$59,659	$60,011	$59,183	$59,372	$58,473	$57,625	$56,790

TOP DOWN RECONCILIATION
	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017	4Q 2016	3Q 2016
Property operating	$96,419	$95,294	$91,523	$90,935	$88,869	$86,682	$85,686	$83,974
Single-tenant net lease	12,073	13,213	13,078	12,811	12,732	14,276	15,626	16,053
Straight-line rent revenue	1,074	1,722	1,205	1,332	1,783	1,751	1,754	1,223
Rental income	109,566	110,229	105,806	105,078	103,384	102,709	103,066	101,250
Property lease guaranty income	146	175	182	168	153	224	354	817
Parking income	1,819	1,626	1,705	1,669	1,669	1,568	1,867	1,500
Exclude straight-line rent revenue	(1,074)	(1,722)	(1,205)	(1,332)	(1,783)	(1,751)	(1,754)	(1,223)
Exclude other revenue [3]	(1,165)	(1,345)	(1,201)	(1,218)	(1,085)	(642)	(1,123)	(1,245)
Revenue	109,292	108,963	105,287	104,365	102,338	102,108	102,410	101,099
Property operating expense	(41,737)	(41,818)	(40,590)	(40,627)	(38,184)	(37,852)	(37,307)	(37,528)
Exclude other expenses [4]	1,715	1,692	2,236	1,411	1,315	1,327	1,359	670
Cash NOI	$69,270	$68,837	$66,933	$65,149	$65,469	$65,583	$66,462	$64,241
Acquisitions/development completions	(6,980)	(6,593)	(4,402)	(3,241)	(2,778)	(2,316)	(2,132)	(197)
Reposition	(524)	(612)	(594)	(642)	(672)	(705)	(664)	(622)
Dispositions/other	(816)	(1,973)	(1,926)	(2,083)	(2,647)	(4,089)	(6,041)	(6,632)
Same store cash NOI	$60,950	$59,659	$60,011	$59,183	$59,372	$58,473	$57,625	$56,790

TTM ENDED 6/30/2018 - CASH NOI
	2018	2017	% CHANGE
Same store cash NOI	$239,803	$232,260	3.2%
Reposition	2,372	2,663	(10.9%)
	$242,175	$234,923	3.1%
Acquisitions/development completions	21,216	7,423	185.8%
Dispositions/other	6,798	19,409	(65.0%)
Cash NOI	$270,189	$261,755	3.2%

1	Includes acquisition and development expense, bad debt, above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

2
Includes management fee income, interest, mortgage interest income, above and below market lease intangible amortization, lease inducement amortization, lease terminations and tenant improvement overage amortization.

3	Includes above and below market lease intangibles, lease inducements, lease terminations and TI amortization.

4	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 22

Reconciliation of EBITDA
DOLLARS IN THOUSANDS

	TTM	Q2 2018	Q1 2018	4Q 2017	3Q 2017
Net income	$12,931	$37,729	$9,180	($37,151)	$3,173
Interest expense	53,551	13,069	12,668	13,707	14,107
Depreciation and amortization	152,900	40,130	39,573	37,324	35,873
EBITDA	$219,382	$90,928	$61,421	$13,880	$53,153
Other amortization expense [1]	7,812	2,018	1,817	1,983	1,994
Gain on sales of real estate properties	(29,583)	(29,590)	—	—	7
Impairments on real estate assets	5,057	—	—	(2)	5,059
EBITDAre [2]	$202,668	$63,356	$63,238	$15,861	$60,213

EBITDA	$219,382	$90,928	$61,421	$13,880	$53,153
Acquisition and development expense	1,206	120	277	302	507
Gain on sales of real estate properties	(29,583)	(29,590)	—	—	7
Impairments on real estate assets	5,057	—	—	(2)	5,059
Loss on extinguishment of debt	44,985	—	—	44,985	—
Debt Covenant EBITDA	$241,047	$61,458	$61,698	$59,165	$58,726
Other amortization expense	7,812	2,018	1,817	1,983	1,994
Timing impact [3]	3,071	(249)	—	2,761	559
Stock based compensation	10,375	2,593	2,822	2,531	2,429
Adjusted EBITDA	$262,305	$65,820	$66,337	$66,440	$63,708

1	Includes leasing commission amortization, above and below market lease intangible amortization, deferred financing costs amortization and the amortization of discounts and premiums on debt.

2
Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”

3
Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter and the out-of-period impact of a ground lease straight-line rent adjustment recorded in the fourth quarter of 2017.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 23

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

NOI BY PROPERTY TYPE
	2Q 2018
ASSET TYPE	SAME STORE NOI [1]	ACQ./DEV. COMPLETIONS NOI [2]	REPOSITION NOI [3]	TIMING ADJUSTMENTS [4]	ADJUSTED NOI	ANNUALIZED ADJUSTED NOI	% OF ADJUSTED NOI
MOB/outpatient	$53,381	$6,838	$631	$889	$61,739	$246,956	88.7%
Inpatient rehab	1,665	—	—	—	1,665	6,660	2.4%
Inpatient surgical	4,697	—	—	—	4,697	18,788	6.8%
Office	1,207	141	—	121	1,469	5,876	2.1%
Total NOI	$60,950	$6,979	$631	$1,010	$69,570	$278,280	100.0%

DEVELOPMENT PROPERTIES
Land held for development	$24,633
Construction in progress	23,102
Unstabilized development [5]	28,970
$76,705

OTHER ASSETS
Assets held for sale [6]	$8,699
Reposition properties (net book value) [3]	3,049
Cash and other assets [7]	72,851
$84,599

DEBT
Unsecured credit facility	$235,000
Unsecured term loan	150,000
Senior notes	800,000
Mortgage notes payable	160,409
Other liabilities [8]	66,178
$1,411,587

TOTAL SHARES OUTSTANDING
As of July 27, 2018		125,232,465

IMPLIED CAP RATE
	STOCK PRICE	IMPLIED CAP RATE
As of 7/27/2018	$29.21	5.67%

Q2 2018 high	$29.08	5.69%
Q2 2018 low	$26.31	6.12%

1	See Same Store Performance schedule on page 21 for details on same store NOI.

2
Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI. Stabilized developments include developments completed during the full eight quarter period that are not included in same store, but are 90% occupied or greater.

3
Reposition properties includes 14 properties which comprise 574,396 square feet. The NOI table above includes 11 of these properties comprising 423,161 square feet that have generated positive NOI totaling approximately $0.6 million. The remaining 3 properties, comprising 151,235 square feet, have generated negative NOI of approximately $0.1 million and are reflected at a net book value of $3.0 million in the other assets table above.

4	Timing adjustments related to current quarter acquisitions and the difference between leased and occupied square feet on previous re/developments.

5	Unstabilized development includes the gross book value of one property that was completed on June 30, 2017. The building is 42% leased and 30% occupied as of June 30, 2018.

6	Assets held for sale includes one real estate property that is excluded from same store NOI and reflects net book value.

7	Includes cash of $7.4 million and prepaid assets of $65.5 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI.

8
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $59.0 million, security deposits of $6.9 million, and deferred operating expense reimbursements of $0.3 million.

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 24

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	EXPECTED 2018		ACTUAL
	LOW	HIGH	2Q 2018
Occupancy
Multi-tenant	87.5%	89.0%	88.3%
Single-tenant	95.0%	100.0%	100.0%
TTM revenue per occupied square foot
Multi-tenant	$33.00	$34.00	$33.61
Single-tenant	$33.50	$34.50	$33.62
TTM Multi-tenant cash NOI margin	58.5%	60.0%	59.0%
Multi-tenant contractual rent increases by type (% of base rent)
Annual increase	92.0%	95.0%	94.5%
Non-annual increase	4.0%	5.0%	4.1%
No increase (term > 1 year)	1.0%	2.0%	1.4%
Multi-tenant cash leasing spreads	3.0%	6.0%	6.4%
Multi-tenant lease retention rate	75.0%	90.0%	84.4%
TTM cash NOI growth
Multi-tenant	3.0%	4.5%	3.3%
Single-tenant	1.0%	3.0%	3.0%
Total	3.0%	4.0%	3.2%

ANNUAL RANGE OF EXPECTATIONS
	LOW	HIGH	YTD
G&A	$33,000	$34,500	$17,473
Funding activity
Acquisitions	75,000	125,000	70,350
Dispositions
YTD dispositions	(55,752)	(55,752)	(55,752)
Remaining dispositions	(20,000)	(70,000)	—
Re/development	30,000	50,000	23,656
1st generation TI and acq. cap. ex.	8,000	10,000	5,862
2nd generation TI	22,000	26,000	13,622
Leasing commissions	7,000	9,000	3,798
Capital expenditures	18,000	24,000	11,301
Cash yield
Acquisitions	5.25%	6.00%	5.9%
Dispositions
YTD dispositions	15.4%	15.4%	15.4%
Remaining dispositions	5.5%	7.0%	—%
Re/development (stabilized)	6.25%	7.50%	NA
Leverage (debt/cap)	30.0%	35.0%	33.1%
Net debt to adjusted EBITDA	4.75x	5.5x	5.1x

HEALTHCARE REALTY	2Q 2018 SUPPLEMENTAL INFORMATION 25